CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : April 1999

Beginning of the Month Principal Receivables :                                                                10,772,695,380.77
                                                                                                              -----------------
Beginning of the Month Finance Charge Receivables :                                                              354,789,524.02
                                                                                                              -----------------
Beginning of the Month Discounted Receivables :                                                                            0.00
                                                                                                              -----------------
Beginning of the Month Total Receivables :                                                                    11,127,484,904.79
                                                                                                              -----------------

Removed Principal Receivables :                                                                                            0.00
                                                                                                              -----------------
Removed Finance Charge Receivables :                                                                                       0.00
                                                                                                              -----------------
Removed Total Receivables :                                                                                                0.00
                                                                                                              -----------------

Additional Principal Receivables :                                                                               507,461,796.59
                                                                                                              -----------------
Additional Finance Charge Receivables :                                                                           51,843,681.99
                                                                                                              -----------------
Additional Total Receivables :                                                                                   559,305,478.58
                                                                                                              -----------------

Discounted Receivables Generated this Period                                                                               0.00
                                                                                                              -----------------

End of the Month Principal Receivables :                                                                      10,506,381,157.49
                                                                                                              -----------------
End of the Month Finance Charge Receivables :                                                                    349,554,234.60
                                                                                                              -----------------
End of the Month Discounted Receivables :                                                                                  0.00
                                                                                                              -----------------
End of the Month Total Receivables :                                                                          10,855,935,392.09
                                                                                                              -----------------

Excess Funding Account Balance                                                                                             0.00
                                                                                                              -----------------
Adjusted Invested Amount of all Master Trust Series                                                            9,195,918,104.33
                                                                                                              -----------------

End of the Month Seller Percentage                                                                                       12.47%
                                                                                                              -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : April 1999                                                              ACCOUNTS                   RECEIVABLES
                                                                                         --------                   -----------

End of the Month Delinquencies :

    30 - 59 Days Delinquent                                                                    140,658           174,933,779.79
                                                                                      ----------------        -----------------
    60 - 89 Days Delinquent                                                                     79,692           113,997,936.51
                                                                                      ----------------        -----------------
    90 + Days Delinquent                                                                       150,702           219,048,945.67
                                                                                      ----------------        -----------------

    Total 30 + Days Delinquent                                                                 371,052           507,980,661.97
                                                                                      ----------------        -----------------

    Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            4.68%
                                                                                                              -----------------

Defaulted Accounts During the Month                                                             51,199            54,254,399.65
                                                                                      ----------------        -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                      6.04%
                                                                                                              -----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : April 1999                                                       COLLECTIONS              PERCENTAGES
                                                                                  -----------              -----------

Total Collections and Gross Payment Rate                                        1,400,578,864.40                 12.59%
                                                                                ----------------       ----------------

Collections of Principal Receivables and Principal Payment Rate                 1,193,564,340.61                 11.08%
                                                                                ----------------       ----------------

    Prior Month Billed Finance Charge and Fees                                    170,167,799.39
                                                                                ----------------
    Amortized AMF Income                                                           13,177,713.18
                                                                                ----------------
    Interchange Collected                                                          12,095,159.12
                                                                                ----------------
    Recoveries of Charged Off Accounts                                             16,290,091.17
                                                                                ----------------
    Collections of Discounted Receivables                                                   0.00
                                                                                ----------------

Collections of Finance Charge Receivables and Annualized Yield                    211,730,762.86                 23.59%
                                                                                ----------------       ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : April 1999

Beginning Unamortized AMF Balance                                                                         49,511,124.34
                                                                                                       ----------------
+   AMF Slug                                                                       20,772,930.79
                                                                                ----------------
+   AMF Collections                                                                 8,461,474.11
                                                                                ----------------
-   Amortized AMF Income                                                           13,177,713.18
                                                                                ----------------
Ending Unamortized AMF Balance                                                                            65,567,816.06
                                                                                                       ----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : April 1999

Gross Principal Payment Rate                                                              11.08%
                                                                                ----------------

May 17, 1994   3% Discount of Addition                                                                    50,184,973.92
                                                                                                       ----------------
    Total Discounted Receivables Collections as of Beginning of Month              50,184,973.92
                                                                                ----------------
    Collections of Discounted Receivables Current Month                                     0.00
                                                                                ----------------
Discounted Receivables to be Collected                                                                             0.00
                                                                                                       ----------------





                                             /s/ Douglas C.H. Adamson
                                             ----------------------------
                                             Douglas C.H. Adamson
                                             Securitization Manager


                                                                   Page 8 of 41